Investments In Subsidiaries	12 Months Ended
Dec. 31, 2021
Disclosure of subsidiaries [abstract]
Note 8 - Investments in Subsidiaries
Note 8 - Investments in Subsidiaries

A.	Non-controlling interests in subsidiaries

The following tables present information with respect to non-controlling interests in a subsidiary, YPH (at the rate of 50%), before elimination of inter-company transactions. The information includes fair value adjustments that were made on the acquisition date, other than goodwill and presented without adjustments for the ownership rates held by the Company.

As of December 31
2021	2020
$ millions	$ millions

Current assets	231	149
Non-current assets	408	400
Current liabilities	(168)	(189)
Non-current liabilities	(83)	(76)
Equity	(388)	(284)

For the year ended December 31
2021	2020	2019
$ millions	$ millions	$ millions

Sales	528	359	349
Operating Income	105	29	23
Depreciation and amortization	38	37	41
Operating income before depreciation and amortization	143	66	64
Net Income	96	23	11
Total Comprehensive income	104	40	8

B.	Business Acquisition and Divestiture

(1)
As part of the Company's strategy to expand the specialty fertilizers business and focus on growing markets, such as achieving leadership positions in Brazil, a high growth specialty plant nutrition market, in January 2021, the Company completed the acquisition of Agro Fertiláqua Participações S.A., one of Brazil's leading specialty plant nutrition companies, for a consideration of $131 million, including net debt of $43 million.

In July 2021, the Company completed the acquisition of the South American plant nutrition business of ADS, for a total consideration of about $443 million, including net debt of about $104 million. ADS offers a broad range of solutions for plant nutrition and stimulation, soil treatment, seed treatment and plant health, covering all key Brazilian crops, and as such significantly expands ICL's product portfolio and segment profitability, while providing seasonal balance between the Northern and Southern hemispheres.

Identifiable assets acquired and liabilities assumed (*):

$ millions

Cash and cash equivalents	34
Inventories	102
Trade and Other receivables	169
Property, plant and equipment	125
Intangible assets	252
Other non-current assets	23
Trade and Other payables	(106)
Loans and Credit	(169)
Provisions	(3)
Net identifiable assets	427

(*) As of the reporting date, the Company is still in a process of finalizing ADS' Purchase Price Allocation (PPA).

(2)
In July 2021, the Company completed the sale of Jiaxing ICL Chemical Co. Ltd (ICL Zhapu), which was part of the Industrial Products segment to China Sanjiang Fine Chemicals Company Limited, for a consideration of about $25 million. As a result, in 2021, the Company recognized a capital gain of about $18 million, as "other income".

(3)
As part of the Company's strategy to divest low synergy businesses and non-core business activities, in January 2022, the Company entered into a definitive agreement to sell its 50% share in the joint venture Novetide Ltd., which was accounted for according to the equity method. The sale's consideration is about $33 million, of which $8 million represent an estimate for the fair value of a contingent consideration. The closing of the transaction is expected in early March 2022. As a result, in the first quarter of 2022, the Company will recognize a capital gain of about $20 million, subject to net debt and working capital adjustments at the closing date.